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                      FIRST AMENDMENT TO LOAN AGREEMENT
                      ---------------------------------

     This First Amendment to Loan Agreement (the "Amendment") is dated and effective as of June 28, 2000, by, between and among BANK ONE, KENTUCKY, NA, a national banking association and its successors and assigns, whose address is 416 West Jefferson Street, Louisville, Kentucky 40202 (referred to herein as "Bank"). UNIFIED FINANCIAL SERVICES, INC., a Delaware corporation, whose address is 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("Unified"), COMMONWEALTH PREMIUM FINANCE CORPORATION, a Kentucky corporation, whose address is 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("Commonwealth") (Unified and Commonwealth are herein sometimes collectively referred to as "Borrowers"), and EQUITY UNDERWRITING GROUP, INC., a Kentucky corporation, with address of 3201 Nicholasville Road, Lexington, Kentucky 40503 ("Equity").

                                  RECITALS
                                  --------

     1. Borrowers and Bank are parties to that certain Loan Agreement dated as of December 28, 2000 (the "Loan Agreement").

     2. Borrowers and Bank have agreed to a renewal and an extension of the maturity date of the Term Note dated December 28, 1999, made by Unified in the original principal amount of $2,293,750.00 (as defined in the Loan Agreement) and to a modification in the terms of repayment thereof; and

     3. Borrowers and Bank have agreed to an additional renewal and an extension of the maturity date of the Renewal Revolving Credit Note dated December 28, 1999, made by Commonwealth, and guaranteed by Unified, in the original principal amount of $2,500,000.00 (as defined in the Loan Agreement); and

     4. Equity desires to join as a party to the Agreement as hereby amended for the purposes of guaranteeing the obligations of Unified under the Renewal Term Note (as herein defined) and to grant to Bank a security interest in certain of Equity's property to secure its guaranty; and

     5. Borrowers, Equity and Bank desire to enter into this Amendment to document the renewal of the referenced obligations and to enter into certain other agreements relative thereto;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and in the Loan Agreement, and intending to be legally bound hereby, covenant and agree as follows:

1.   CERTAIN DEFINITIONS
     -------------------

     All capitalized words herein not otherwise defined shall have the same meaning given to such words in the Loan Agreement, except as the definition of such capitalized words is amended herein.


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     The following definitions in Article 1 of the Loan Agreement are hereby deleted and replaced with the following definitions:

     1.08. Guaranties mean collectively (i) the Guaranty dated of even date
           ----------
herewith of the Renewal Revolving Credit Note and all of Commonwealth's obligations under the Loan Documents, made and executed by Unified, and (ii) the Guaranty dated of even date herewith of the Renewal Term Note and all of Unified's obligations under the Loan Documents, made and executed by Commonwealth, and (iii) the Guaranty dated of even date herewith of the Renewal Term Note and all of Unified's obligations under the Loan Documents, made and executed by Equity.

     1.12. Loan Documents means the Loan Agreement, as amended, the Notes,
           --------------
the Guaranties, the Security Agreements, the UCC-1's, and any other instruments, certificates or documents previously, concurrently or hereafter delivered or to be delivered by Unified, Commonwealth or Equity under this Agreement, or otherwise, evidencing, securing or relating to the Loans.

     1.15. Notes means the Renewal Term Note and the Renewal Revolving
           -----
Credit Loan.

     1.20. Renewal Revolving Credit Note means the Renewal Revolving
           -----------------------------
Promissory Note dated of even date herewith in the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), executed by Commonwealth and payable to the order of Bank.

     1.21. Security Agreements mean (i) the Stock Pledge and Security
           -------------------
Agreement from Unified to Bank dated December 28, 1999, in which Unified pledges to Bank a first and prior lien on certain securities of Unified described in schedule A attached thereto, and (ii) a Security Agreement from Commonwealth to Bank dated December 28, 1999, whereby Commonwealth assigns and pledges to Bank a first and prior lien on certain assets of Commonwealth described in exhibit A attached thereto, (iii) a Security Agreement from Equity to Bank dated June 28, 2000, whereby Equity grants to Bank a first and prior security interest in certain assets of Equity described in exhibit A attached thereto.

     1.23. Renewal Term Note means the Renewal Term Note dated of even date
           -----------------
herewith in the principal amount of One Million Eight Hundred Ninety Three Thousand Seven Hundred Fifty and 00/100 Dollars ($1,893,750.00), executed by Unified and payable to the order of Bank.

2.   THE RENEWAL REVOLVING CREDIT NOTE. Simultaneously with the execution of
     ---------------------------------
this Amendment, Commonwealth has executed and delivered to Bank the Renewal Revolving Credit Note in the original principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00). The outstanding principal balance of the Renewal Revolving Credit Note shall bear and be repayable in accordance with the terms thereof.

3.   THE RENEWAL TERM NOTE. Simultaneously with the execution of this
     ---------------------
Amendment, Unified has executed and delivered to Bank the Renewal Term Note in the original principal sum of One Million Eight Hundred Ninety Three Thousand Seven Hundred Fifty and 00/100 Dollars



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($1,893,750.00). The outstanding principal balance of the Renewal Term Note shall bear and be repayable in accordance with the terms thereof.

4.   COLLATERAL; ADDITIONAL COLLATERAL AND GUARANTIES. As security for the
     ------------------------------------------------
payment of each and all of the Borrowers' obligations under this Amendment, the Notes and all other sums that are recoverable by Bank under the Loan Documents shall be and hereby are secured by the security interests granted by Borrowers and Equity to Bank under the Security Agreements as defined in the Loan Agreement, as hereby amended. Simultaneously with the execution of this Amendment, Equity and Commonwealth shall each enter into a guaranty of the Renewal Term Note in form and substance satisfactory to Bank. In addition, to secure its guaranty, Equity shall enter into a security agreement granting Bank a first and prior perfected security interest in substantially all personal property assets of Equity. The Security Agreements and the other Loan Documents are hereby amended to incorporate therein the Renewal Revolving Credit Note and the Renewal Term Note as part of the indebtedness secured by, and entitled to the other benefits of, the Loan Documents. By executing this Amendment, Equity joins as a party to the Loan Agreement and agrees to all terms and conditions thereof.

5.   REPRESENTATIONS AND WARRANTIES. Borrowers and Equity jointly and
     ------------------------------
severally reiterate as of this date all representations and warranties contained in the Loan Agreement (each of which shall be deemed to be continuing warranties and representations until such time as all indebtedness evidenced by the Loan Agreement, as hereby amended, shall have been paid in full and neither of Borrowers have any further liability to
Bank).

6.   COVENANTS. Borrowers and Equity agree that all covenants contained in
     ---------
the Loan Agreement, as hereby amended, are and hereafter shall be binding upon Borrowers until payment in full of all obligations to Bank under the Loan Documents, unless otherwise consented to in writing by Bank.

7.   NO DEFENSES OR SETOFFS. There are no defenses, credits, or setoffs to
     ----------------------
the payment of the indebtedness evidenced by the Notes or the enforceability of the Notes or the Loan Agreement or any of the Loan Documents against Borrowers or Equity, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Notes, the Loan Agreement, this Amendment or the transactions relating thereto. The obligations described herein and in the Notes are absolute and non-contingent.

8.   LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein, the
     ---------------------------
terms and conditions of the Notes, the Loan Agreement and all other existing agreements between the parties are unaffected by this Amendment, are valid and enforceable in accordance with their terms and shall continue to remain in full force and effect.

9.   GOVERNING LAW. This Amendment shall be governed by and construed and
     -------------
enforced in accordance with the substantive law of the Commonwealth of Kentucky.


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10.  ENTIRE AGREEMENT; MODIFICATIONS. This Amendment and the other Loan
     -------------------------------
Documents contain the entire agreement and understanding of the parties herein. The terms of this Amendment may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

11.  COUNTERPART EXECUTION. This Amendment may be signed by each party upon
     ---------------------
a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original.

                                         BANK ONE, KENTUCKY, NA

                                         BY: /s/ Mark Boison
                                            ------------------------------------
                                         TITLE: First Vice President
                                               ---------------------------------

                                         UNIFIED FINANCIAL SERVICES, INC.

                                         BY: /s/ John S. Penn
                                            ------------------------------------
                                         TITLE: President
                                               ---------------------------------

                                         COMMONWEALTH PREMIUM FINANCE
                                         CORPORATION

                                         BY: /s/ John R. Owens
                                            ------------------------------------
                                         TITLE: Vice President
                                               ---------------------------------











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                                         EQUITY UNDERWRITING GROUP, INC.

                                         BY: /s/ John R. Owens
                                            ------------------------------------
                                         TITLE: President
                                               ---------------------------------



























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